UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2024

MONTE ROSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40522	84-3766197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 Harrison Avenue, Suite 900

Boston, MA 02118

(Address of principal executive offices, including zip code)

(617) 949-2643

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GLUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2024, the Compensation, Nomination and Corporate Governance Committee of Board of Directors of Monte Rosa Therapeutics, Inc. (the “Company”) promoted Jennifer Champoux, the Company’s Chief People and Operations Officer, to serve as the Company’s Chief Operating Officer, effective as of May 28, 2024 (the “Effective Date”).

Ms. Champoux, age 52, has served as the Company’s Chief People and Operations Officer since March 2023, and was previously the Company’s Senior Vice President of Operations from March 2021 to March 2023. Prior to joining the Company, from June 2017 to March 2021, Ms. Champoux was with H3 Biomedicine Inc., leading operations, communications, and finance operations teams. Earlier, Ms. Champoux was with Novartis Institutes from Biomedical Research, leading operations for the Discovery Chemistry group in Cambridge. She previously worked in various roles at Merck and Array BioPharma. Ms. Champoux holds an M.S. in chemistry from Indiana University and brings over 15 years of diverse operations experience, including site operations, strategic planning, finance, communications, and culture and employee engagement.

There are no arrangements or understandings between Ms. Champoux or any other person pursuant to which Ms. Champoux was promoted. There are no family relationships between Ms. Champoux and any other director, executive officer or nominees thereof of the Company. There are no related party transactions between the Company and Ms. Champoux that would require disclosure under Item 404(a) of Regulation S-K under the Exchange Act.

Item 7.01. Regulation FD Disclosure.

On May 30, 2024, the Company issued a press release announcing Ms. Champoux’s promotion and the promotions of two other individuals. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the material attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued by Monte Rosa Therapeutics, Inc. dated May 30, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monte Rosa Therapeutics, Inc.

Date: May 30, 2024	By:	/s/ Markus Warmuth
Markus Warmuth
President and Chief Executive Officer